PROPERTY CO-TENANCY
                       OWNERSHIP AGREEMENT
               (Marie Callender's - Henderson, NV)


THIS CO-TENANCY AGREEMENT,

Made and entered into as of the 21st day of August, 2000, by and between George E. Cheeseman, Sr. and Virginia K. Cheeseman, Trustees of the Cheeseman Family Revocable Trust dated August 14, 1989 (hereinafter called "Cheeseman"), and AEI Net Lease Income & Growth Fund XIX Limited Partnership (hereinafter called "Fund XIX") (Cheeseman, Fund XIX (and any other Owner in Fee where the context so indicates) being hereinafter sometimes collectively called "Co-Tenants" and referred to in the neuter gender).

WITNESSETH:

WHEREAS, Fund XIX presently owns an undivided 2.5775% interest in and to, and Cheeseman presently owns an undivided 9.2879% interest in and to, and Shigemi and Yukio Miya, Trustees of the Shigemi Miya Family Protection Trust dated February 23, 1996 presently own an undivided 11.6099% interest in and to, and Charles M. and Judith K. Westfahl, Trustees of the Charles M. and Judith K. Westfahl Community Trust dated June 2, 1994 presently own and undivided 6.9659% interest in and to, and Judith K. Westfahl, Trustee of the Judith K. Westfahl Personal Living Trust dated September 15, 1994 presently owns an undivided 9.2879% interest in and to, and Grace Noltensmeier presently owns an undivided 13.5604% interest in and to, and Francis E. Quinn and Cecile Ann Quinn, husband and wife as survivorship marital property presently own an undivided 10.1238% interest in and to, and Carl R. Whittington, Trustee of the Carl R. Whittington Trust dated October 16, 1996 presently owns an undivided 10.4257% interest in and to, and George Richard Swanson and Christine Marie Orth, married with rights of survivorship, presently own an undivided 14.1641% interest in and to, and George M. Kunitake and Kay H. Kunitake, husband and wife, and Steven T. Kunitake, as joint tenants, presently own an undivided 11.9969% interest in and to the land situated in the City of Henderson, County of Clark, and State of NV, (legally described upon Exhibit A attached hereto and hereby made a part hereof) and in and to the improvements located thereon (hereinafter called "Premises");

WHEREAS, The parties hereto wish to provide for the orderly operation and management of the Premises and Cheeseman's interest by Fund XIX; the continued leasing of space within the Premises; for the distribution of income from and the pro-rata sharing in expenses of the Premises.

NOW THEREFORE, in consideration of the purchase by Cheeseman of an undivided interest in and to the Premises, for at least One Dollar ($1.00) and other good and valuable consideration by the parties hereto to one another in hand paid, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants and agreements herein contained, it is hereby agreed by and between the parties hereto, as follows:



Co-Tenant Initial: /s/ GEC /s/ VKC
Co-Tenancy Agreement for Marie Callender's Henderson, NV



1.    The  operation  and  management of the  Premises  shall  be delegated to Fund XIX, or its designated agent, successors or assigns. Provided, however, if Fund XIX shall sell all of its interest in the Premises, the duties and obligations of Fund XIX respecting management of the Premises as set forth herein, including but not limited to paragraphs 2, 3, and 4 hereof, shall be exercised by the holder or holders of a majority undivided co-tenancy interest in the Premises. Except as hereinafter expressly provided to the contrary, each of the parties hereto agrees to be bound by the decisions of Fund XIX with respect to all administrative, operational and management matters of the property comprising the Premises, including but not limited to the management of the net lease agreement for the Premises.
Cheeseman hereto hereby designates Fund XIX as its sole and exclusive agent to deal with, and Fund XIX retains the sole right to deal with, any property agent or tenant and to negotiate and enter into, on terms and provisions satisfactory to Fund XIX, monitor, execute and enforce the terms of leases of space within the Premises, including but not limited to any amendments, consents to assignment, sublet, releases or modifications to leases or guarantees of lease or easements affecting the Premises, on behalf of Cheeseman. As long as Fund XIX owns an interest in the Premises, only Fund XIX may obligate Cheeseman with respect to any expense for the Premises.

As further set forth in paragraph 2 hereof, Fund XIX agrees to require any lessee of the Premises to name Cheeseman as an insured or additional insured in all insurance policies provided for, or contemplated by, any lease on the Premises. Fund XIX shall use its best efforts to obtain endorsements adding Co-Tenants to said policies from lessee within 30 days of commencement of this agreement. In any event, Fund XIX shall distribute any insurance proceeds it may receive, to the extent consistent with any lease on the Premises, to the Co-Tenants in proportion to their respective ownership of the Premises.

2. Income and expenses shall be allocated among the Co-Tenants in proportion to their respective share(s) of ownership. Shares of net income shall be pro-rated for any partial calendar years included within the term of this Agreement. Fund XIX may offset against, pay to itself and deduct from any payment due to under this Agreement, and may pay to itself the amount of Cheeseman's share of any reasonable expenses of the Premises which are not paid by Cheeseman to Fund XIX or its assigns, within ten (10) days after demand by Fund XIX. In the event there is insufficient operating income from which to deduct Cheeseman's unpaid share of operating expenses, Fund XIX may pursue any and all legal remedies for collection.

Operating Expenses shall include all normal operating expense, including but not limited to: maintenance, utilities, supplies, labor, management, advertising and promotional expenses, salaries and wages of rental and management personnel, leasing commissions to third parties, a monthly accrual to pay insurance premiums, real estate taxes, installments of special assessments and for structural repairs and replacements, management fees, legal fees and accounting fees, but excluding all operating expenses paid by tenant under terms of any lease agreement of the Premises.

Cheeseman has no requirement to, but has, nonetheless elected to retain, and agrees to annually reimburse, Fund XIX in the amount of $525 for the expenses, direct and indirect, incurred by Fund XIX in providing Cheeseman with quarterly accounting and distributions of Cheeseman's share of net income and for tracking, reporting and assessing the calculation of Cheeseman's



Co-Tenant Initial: /s/ GEC /s/ VKC
Co-Tenancy Agreement for Marie Callender's Henderson, NV





share of operating expenses incurred from the Premises. This invoice amount shall be pro-rated for partial years and Cheeseman authorizes Fund XIX to deduct such amount from Cheeseman's share of revenue from the Premises. Cheeseman may terminate this agreement in this paragraph respecting accounting and distributions at any time and attempt to collect its share of rental income directly from the tenant; however, enforcement of all other provisions of the lease remains the sole right of Fund XIX pursuant to Section 1 hereof. Fund XIX agrees to perform its obligation under this paragraph throughout the term of this agreement.

3. Full, accurate and complete books of account shall be kept in accordance with generally accepted accounting principles at Fund XIX's principal office, and each Co-Tenant shall have access to such books and may inspect and copy any part thereof during normal business hours. Within ninety (90) days after the end of each calendar year during the term hereof, Fund XIX shall prepare an accurate income statement for the ownership of the Premises for said calendar year and shall furnish copies of the same to all Co-Tenants. Quarterly, as its share, Cheeseman shall be entitled to receive 9.2879% of all items of income and expense generated by the Premises. Upon receipt of said accounting, if the payments received by each Co-Tenant pursuant to this Paragraph 3 do not equal, in the aggregate, the amounts which each  are  entitled  to  receive proportional  to  its  share  of
ownership  with  respect  to  said  calendar  year  pursuant   to
Paragraph 2 hereof, an appropriate adjustment shall be made so that each Co-Tenant receives the amount to which it is entitled.

4. If Net Income from the Premises is less than $0.00 (i.e., the Premises operates at a loss), or if capital improvements, repairs, and/or replacements, for which adequate reserves do not exist, need to be made to the Premises, the Co-Tenants, upon receipt of a written request therefor from Fund XIX, shall, within fifteen (15) business days after receipt of notice, make payment to Fund XIX sufficient to pay said net operating losses and to provide necessary operating capital for the premises and to pay for said capital improvements, repairs and/or replacements, all in proportion to their undivided interests in and to the Premises.

5. Co-Tenants may, at any time, sell, finance, or otherwise create a lien upon their interest in the Premises but only upon their interest and not upon any part of the interest held, or owned, by any other Co-Tenant. All Co-Tenants reserve the right to escrow proceeds from a sale of their interests in the Premises to obtain tax deferral by the purchase of replacement property.

6. If any Co-Tenant shall be in default with respect to any of its obligations hereunder, and if said default is not corrected within thirty (30) days after receipt by said defaulting Co-Tenant of written notice of said default, or within a reasonable period if said default does not consist solely of a failure to pay money, the remaining Co-Tenant(s) may resort to any available remedy to cure said default at law, in equity, or by statute.

7. This Co-Tenancy Agreement shall continue in full force and effect and shall bind and inure to the benefit of the Co-Tenant and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns until September 1, 2029 or upon the sale of the entire Premises in accordance with the terms hereof and proper disbursement of the proceeds thereof, whichever shall first occur. Unless specifically identified as a personal contract right or obligation herein, this agreement shall run with any interest in the Property and with the





Co-Tenant Initial: /s/ GEC /s/ VKC
Co-Tenancy Agreement for Marie Callender's Henderson, NV






title thereto. Once any person, party or entity has ceased to have an interest in fee in any portion of the Entire Property, it shall not be bound by, subject to or benefit from the terms hereof; but its heirs, executors, administrators, personal representatives, successors or assigns, as the case may be, shall be substituted for it hereunder.

8. Any notice or election required or permitted to be given or served by any party hereto to, or upon any other, shall be given to all known Co-Tenants and deemed given or served in accordance with the provisions of this Agreement, if said notice or elections addressed as follows;

If to Fund XIX:

AEI Real Estate Fund XIX Limited Partnership
1300 Minnesota World Trade Center
30 E. Seventh Street
St. Paul, Minnesota  55101

If to Cheeseman:

George E. and Virginia K. Cheeseman, Trustees
P.O. Box 795
La Mirada, CA  90637

If to Westfahl Community Trust:

Charles M. and Judith K. Westfahl, Trustees
3356 E. Tall Pine Lane
Salt Lake City, UT  84124

If to Westfahl Personal Trust:

Judith K. Westfahl, Trustee
3356 E. Tall Pine Lane
Salt Lake City, UT  84124

If to Noltensmeier:

Grace Noltensmeier
c/o Delores Graham
14 N. Gem Street
Nampa, ID  83651



Co-Tenant Initial: /s/ GEC /s/ VKC
Co-Tenancy Agreement for Marie Callender's Henderson, NV



If to Quinn:

Francis E. and Cecile Ann Quinn
510 West 4th Street
Shawano, WI  54166

If to Whittington:

Carl R. Whittington, Trustee
1440 Elm Grove Avenue
Akron, OH  44312

If to Swanson:

George Richard Swanson and Christine Marie Orth
160 Kipling Drive
Mill Valley, CA  94941

If to Kunitake:

George M. and Kay H. Kunitake
Steven T. Kunitake
153 Exeter
San Carlos, CA  94070

Each mailed notice or election shall be deemed to have been given to, or served upon, the party to which addressed on the date the same is deposited in the United States certified mail, return receipt requested, postage prepaid, or given to a nationally recognized courier service guaranteeing overnight delivery as properly addressed in the manner above provided. Any party hereto may change its address for the service of notice hereunder by delivering written notice of said change to the other parties hereunder, in the manner above specified, at least ten (10) days prior to the effective date of said change.

9. This Agreement shall not create any partnership or joint venture among or between the Co-Tenants or any of them, and the only relationship among and between the Co-Tenants hereunder shall be that of owners of the premises as tenants in common subject to the terms hereof.

10. The unenforceability or invalidity of any provision or provisions of this Agreement as to any person or circumstances shall not render that provision, nor any other provision hereof, unenforceable or invalid as to any other person or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

11. In the event any litigation arises between the parties hereto relating to this Agreement, or any of the provisions hereof, the party prevailing in such action shall be entitled to receive from the losing party, in addition to all other relief, remedies and damages to which it is otherwise



Co-Tenant Initial: /s/ GEC /s/ VKC
Co-Tenancy Agreement for Marie Callender's Henderson, NV





entitled, all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party in connection with said litigation.



IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be executed and delivered, as of the day and year first above written.


Cheeseman:          George E. Cheeseman, Sr., Trustee of the
                    Cheeseman Family Revocable Living
                    Trust dated August 14, 1989

                    By:/s/ George E Cheeseman Sr Trustee
                           George E. Cheeseman, Sr., Trustee


                    Virginia K. Cheeseman, Trustee of the
                    Cheeseman Family Revocable Living
                    Trust dated August 14, 1989

                    By:/s/ Virginia K Cheeseman Trustee
                           Virginia K. Cheeseman, Trustee


                            WITNESS:

                       /s/ Denise C Lodato

                         Denise C Lodato
                          (Print Name)
                                             [notary seal]

STATE OF CALIFORNIA)
                              ) ss
COUNTY OF ORANGE)

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 10th, day of August, 2000, George E. Cheeseman, Sr., who executed the foregoing instrument in said capacity.

                          /s/ Denise C Lodato
                              Notary Public

STATE OF CALIFORNIA)
                              ) ss
COUNTY OF ORANGE)




Co-Tenant Initial: /s/ GEC /s/ VKC
Co-Tenancy Agreement for Marie Callender's Henderson, NV



I,  a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 10th, day of August,
2000,   Virginia  K.  Cheeseman,  who  executed   the   foregoing
instrument in said capacity.

                         /s/ Denise C  Lodato
                             Notary  Public
                                                  [notary seal]





Fund XIX:  AEI Net Lease Income & Growth Fund XIX Limited Partnership

            By:  AEI Fund Management XIX, Inc., its corporate general
                 partner

            By: /S/ Robert P Johnson
                    Robert P. Johnson, President


                                           WITNESS:

                           /s/ Jill Rayburn

                               Jill Rayburn
                               (Print Name)



State of Minnesota )
                                   ) ss.
County of Ramsey  )

I, a Notary Public in and for the state and county of aforesaid, hereby certify there appeared before me this 21st day of August, 2000, Robert P. Johnson, President of AEI Fund Management XIX Inc., corporate general partner of AEI Net Lease Income & Growth Fund XIX Limited Partnership, who executed the foregoing instrument in said capacity and on behalf of the corporation in its capacity as corporate general partner, on behalf of said limited partnership.

                              /s/ Linda A Bisdorf
                                   Notary Public



                              [notary seal]




Co-Tenant Initial: /s/ GEC /s/ VKC
Co-Tenancy Agreement for Marie Callender's Henderson, NV




                              EXHIBIT "A"

                         LEGAL DESCRIPTION
                         (Henderson, Nevada)



     Being a division of Lot One (1) as shown upon the FINAL MAP OF GALLERIA COMMONS ( a commercial subdivision) as depicted in Book 79, Page 48 of Plats, Official Records, Clark County, Nevada, also being a portion of the West Half (W 1/2) of the Southwest Quarter (SW 1/4) of Section 3, Township 22 South, Range 62 East, M.D.M., City of Henderson, Clark County, Nevada, more particularly described as follows:

     Commencing at the West Quarter Corner (w 1/4 Cor.)  of  said
     Section 3, said corner being common to Sections 3 and 4; Thence South 00 14' 06" West along the West line of said
     Section 3, a distance of 808.13 feet;
     Thence North 88 55' 32" East, a distance of 50.01 fee to a point on the Easterly right of way line of Stephanie Street' Thence south 00 14' 06" West along said Easterly right of way line, a distance of 585.62 feet;
     Thence South 89 45' 54" East, a distance of 20.00 feet to the Point of Beginning;
     Thence North 88 51' 28" East, a distance of 147.22 feet; Thence South 01 05' 43" East, a distance of 108.33 feet; Thence South 88 51' 28" West, a distance of 2.92 feet; Thence South 89 56' 32" West, a distance of 149.41 feet; Thence North 00 14' 06" East, a distance of 284.89 feet to the POINT OF BEGINNING